[Logo of CBRL Group, Inc.]

Contact:

Lawrence E. White

Senior Vice President/

    Finance and

Chief Financial Officer

CBRL GROUP, INC. ANNOUNCES 19% INCREASE IN DILUTED NET INCOME PER SHARE FOR THE SECOND QUARTER OF FISCAL 2004

Reports Current Sales Trends and Provides Guidance for the Remainder of Fiscal 2004

LEBANON, Tenn. (February 19, 2004) -- CBRL Group, Inc. (the “Company”) (NASDAQ: CBRL) today announced results for its second quarter of fiscal 2004 ended January 30, 2004, reporting diluted net income per share of $0.57, up 19% from $0.48 in the second quarter of fiscal 2003. The Company also reported recent third-quarter fiscal 2004 sales trends and provided guidance for the third quarter and remainder of fiscal 2004.

Highlights of the fiscal 2004 second-quarter results and current sales trends include:

-Diluted net income per share for the second quarter of fiscal 2004 was up 18.8% and net income was up 17.8% from the second quarter of fiscal 2003 on an 8.8% increase in total revenue.

-Operating income margin for the quarter improved to 7.7% from 7.1% compared with a year earlier.

-Comparable store restaurant sales for the quarter were up 2.4% for the Company’s Cracker Barrel Old Country Store® (“Cracker Barrel”) operations, and comparable store retail sales at Cracker Barrel were up 7.0%.

-Comparable restaurant sales for the quarter were up 4.1% in the Company’s Logan’s Roadhouse® (“Logan’s”) restaurants.

-Four new Cracker Barrel stores and two new Logan’s company-owned restaurants and one new franchised Logan’s restaurant were opened during the quarter.

-Quarterly dividend to common shareholders of $0.11 was declared, the second quarterly dividend under a recently adopted dividend policy.

-Approximately 450,000 shares of the Company’s common stock were repurchased during the second quarter.

-Comparable store restaurant sales trends, nearly three weeks into the third quarter of fiscal 2004, are up approximately 6-6.5% in Cracker Barrel and up approximately 9-9.5% in Logan’s. To date, fiscal 2004 third-quarter comparable store retail sales in Cracker Barrel are up approximately 11%.

Second-Quarter Fiscal 2004 Results

Total revenue for the second fiscal quarter ended January 30, 2004 of $612.8 million increased 8.8% from the second fiscal quarter of 2003. Comparable store restaurant sales for the second quarter for the Cracker Barrel concept increased 2.4% (compared with a 2.0% increase in last year’s second quarter), including a 1.4% higher average check and a 1.0% increase in guest traffic.  The increase in average check reflected approximately 0.5% higher menu prices, including a modest 1.7% menu price increase implemented in January, the first menu price increase in approximately 14 months.  Comparable store retail sales at Cracker Barrel increased 7.0% for the quarter (compared with a 0.2% increase in last year’s second quarter).  Logan’s comparable restaurant sales for the quarter were up 4.1% (compared with a 0.5% increase in last year’s second quarter), with a 3.3% increase in guest traffic and a 0.8% higher average check, substantially all of which reflected higher menu prices. During the quarter, the Company opened four new Cracker Barrel units and two new company-owned Logan’s restaurants; one new franchised Logan’s restaurant also opened during the quarter.

The Company reported net income for the second quarter of fiscal 2004 of $29.0 million, or $0.57 per diluted share, reflecting increases of 17.8% and 18.8%, respectively, from net income of $24.6 million and diluted net income per share of $0.48 for the second quarter of fiscal 2003.

Operating income for the second quarter grew 17.5% from the prior year and improved from 7.1% of total revenue for the second quarter of fiscal 2003 to 7.7% in the second quarter of fiscal 2004.  The improvement in operating income margin of 0.6% as a percent of total revenue primarily reflected lower labor, other store operating, and general and administrative expenses partly offset by higher cost of goods sold.

Commenting on the second-quarter results, CBRL Group, Inc. President and Chief Executive Officer Michael A. Woodhouse said, “We are very pleased to report a strong performance again in our second quarter. This marks the tenth consecutive quarter in which increases in diluted net income per share exceeded our long-term growth target of 15%. Our results reflected a combination of positive sales performance, including guest traffic increases at both our concepts, and continuing improvements in operating margins.  We were particularly pleased with the continued strength of our retail business, which performed well during a competitive holiday shopping season and continued to benefit from improved merchandise selection and our ongoing focus on retail operations.”

During the quarter, the Company declared its now regular quarterly dividend of $0.11 per common share.  This was the second quarterly dividend under the new dividend policy adopted in the first quarter of fiscal 2004.  In addition, although the Company repurchased approximately 450,000 shares of its common stock during the second quarter for approximately $18.3 million, it suspended its stock repurchases in mid-December.  The Company suspended stock repurchases because the Company considered it inappropriate to continue with the program while what might be perceived as material, non-public developments and activities in certain litigation (described below) were taking place.  The Company expects to resume share repurchases in the third fiscal quarter.

As indicated in the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s Cracker Barrel subsidiary has been engaged in private litigation involving allegations of discrimination and Fair Labor Standards Act violations.  Cracker Barrel and the private plaintiffs’ attorneys recently have been meeting with a mediator in an attempt to reach a satisfactory resolution of the issues.  No agreement has been reached at the present time, and there can be no assurance that resolution can be reached through mediation.  Cracker Barrel continues to believe it has substantial defenses to the claims made and intends to continue to defend itself vigorously if a mediated final resolution cannot be achieved.  Also, as previously disclosed, the U.S. Department of Justice (the “Department”) has been investigating alleged Title II (guest discrimination) violations. Since late December 2003, Cracker Barrel and the Department have been engaged in detailed discussions after the Department indicated it had authorized a complaint to be filed in this matter, unless a negotiated agreement could be reached.  These discussions continue in good faith and in a cooperative manner.

It is premature to predict what resolution can be achieved in either of these situations.  Nevertheless, if all of these matters were resolved through agreement, the Company would not expect that any final agreement would have a material adverse effect upon the financial condition of the Company, although it could adversely affect short term results of operations if the amount of any final agreement exceeded the amounts previously accrued.

Six-Month Fiscal 2004 Results

Total revenue for the six months ended January 30, 2004 of nearly $1.2 billion increased 9.0% from the first six months of 2003. Comparable store restaurant sales for the six months for the Cracker Barrel concept increased 2.0%, including a 1.5% higher average check and 0.5% higher guest traffic.  Comparable store retail sales at Cracker Barrel increased 8.5% for the first six months of fiscal 2004.  Logan’s comparable restaurant sales for the first six months were up 2.9% with a 2.6% increase in guest traffic and a 0.3% higher average check. The Company opened eight new Cracker Barrel units and seven new company-owned Logan’s locations; one new franchised Logan’s restaurant also opened.

The Company reported net income for the first six months of fiscal 2004 of $57.2 million, or $1.13 per diluted share, reflecting increases of 20.1% and 21.5%, respectively, from net income of $47.6 million and diluted net income per share of $0.93 for the first six months of fiscal 2003.

Current Sales Trends

The Company reported that comparable store restaurant sales for the nearly three-week period of its third quarter of fiscal 2004 are up approximately 6-6.5% in its Cracker Barrel units compared with the same period a year ago, reflecting approximately 1.5-2% higher average check, including a modest 1.7% in menu price increases, and approximately 4-4.5% higher guest traffic.    Quarter-to-date retail sales in the comparable units are up approximately 11%.  Quarter-to-date comparable restaurant sales in the Company’s Logan’s restaurants are up approximately 9-9.5% compared with last year, reflecting approximately 7.5-8% higher guest traffic and approximately 1-1.5% higher average check.    Both Cracker Barrel and Logan’s quarter-to-date sales also benefited approximately 2% from favorable comparisons to severe winter weather early in the third quarter last year.

Woodhouse commented on the trends, “Recognizing that it is very early in the quarter, and there have been factors such as prior year weather conditions affecting the reported results, we nonetheless are very pleased with improvements in restaurant sales and traffic at both Cracker Barrel and Logan’s. We remain pleased that our merchandising and retail operations initiatives are contributing to sustained strength in our retail business. We continue to believe we are well positioned to benefit from a strengthening economy.”

Fiscal 2004 Earnings Guidance

The Company urges caution in considering its current trends and the earnings guidance disclosed in this press release.  The restaurant industry is highly competitive, and trends and guidance are subject to numerous factors and influences, some of which are discussed in the cautionary language at the end of this press release. The Company disclaims any obligation to update disclosed information on trends or targets other than in its periodic filings with the Securities and Exchange Commission (“SEC”).

The Company’s announced guidance for diluted net income per share for the third quarter of fiscal 2004, which ends on April 30, 2004, is for a percentage increase up to the mid-teens from $0.46 in the year-ago quarter, on total revenue percentage growth in the low double digits. The Company presently expects comparable store restaurant sales percentage growth for the full quarter to be up to the mid-single digits for both Cracker Barrel and Logan’s.  Comparable store retail sales percentage growth is expected to be up to the high single digits for the full quarter.  The Company expects to open eight new Cracker Barrel units during the quarter, of which three have been opened to date.  Four new company-operated and one new franchised Logan’s restaurants are expected to open in the third fiscal quarter. The Company expects pressure on gross profit margins for the second half of fiscal 2004 as cost of goods sold is expected to rise due to increased commodity food prices. Additionally, retail sales, which are anticipated to be strong, carry lower gross margins, and the Company expects to take higher retail markdowns than it did a year earlier. While increased general and administrative expenses are expected to limit year-over-year improvements in operating margins during the second half of fiscal 2004, the Company presently expects operating margins in the third quarter to be approximately comparable with last year's third quarter.

The Company presently expects percentage increases in diluted net income per share for the fourth quarter of fiscal 2004 also up to the mid-teens on revenue percentage growth in the low double digits resulting in diluted net income per share growth for the full fiscal year of better than its long-term growth objective of 15%.

Fiscal 2004 Second-Quarter Conference Call

The live broadcast of the CBRL Group quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com today beginning at 11:00 a.m. (EST). The on-line replay will follow immediately and will be available through February 26, 2004.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 491 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 103 company-operated and 17 franchised Logan’s Roadhouse restaurants in 17 states.

Except for specific historical information, many of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of CBRL Group, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion.  All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “outlook”, “plans”, “projection”, “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors which could materially affect actual results include, but are not limited to: commodity, workers’ compensation, group health and utility price changes; competitive marketing and operational initiatives; the ability of the Company to identify, acquire and sell successful new lines of retail merchandise; the effects of plans intended to improve operational execution and performance; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting accounting, tax, wage and hour matters, health and safety, pensions, insurance or other undeterminable areas; the actual results of pending or threatened litigation or governmental investigations and the costs and effects of negative publicity associated with these activities; the effects of uncertain consumer confidence or general or regional economic weakness on sales and customer travel activity; practical or psychological effects of terrorist acts or war and military or government responses; consumer behavior based on concerns over nutritional or safety aspects of the Company’s products or restaurant food in general; the effects of increased competition at Company locations on sales and on labor recruiting, cost, and retention; the ability of and cost to the Company to recruit, train, and retain qualified restaurant hourly and management employees; potential disruptions to the company's restaurant or retail supply chain; changes in foreign exchange rates affecting the Company’s future retail inventory purchases; the availability and cost of acceptable sites for development and the Company’s ability to identify such sites; changes in accounting principles generally accepted in the United States of America or changes in capital market conditions that could affect valuations of restaurant companies in general or the Company’s goodwill in particular; increases in construction costs;  changes in interest rates affecting the Company’s financing costs; and other factors described from time to time in the Company’s filings with the SEC, press releases, and other communications.

CBRL GROUP, INC.

CONSOLIDATED INCOME STATEMENT

(Unaudited)

(In thousands, except per share amounts)

Second Quarter Ended

Six Months Ended

---------------------------------------------    ------------------------------------------------

1/30/04

1/31/03

Change

1/30/04

1/31/03

Change

Total revenue

$

612,801

$

563,119

9

%

$

1,189,166

$

1,090,658

9%

Cost of goods sold

213,527

190,112

12

399,427

356,077

12

Gross profit

399,274

373,007

7

789,739

734,581

8

Labor & other related expenses

219,007

204,920

7

433,310

404,187

7

Other store operating expenses

102,307

97,405

5

199,035

187,985

6

Store operating income

77,960

70,682

10

157,394

142,409

11

General and administrative

30,516

30,317

1

63,933

64,221

--

Operating income

47,444

40,365

18

93,461

78,188

20

Interest expense

2,068

2,184

(5)

4,291

4,445

(3)

Interest income

5

--

--

5

73

(93)

Pretax income

45,381

38,181

19

89,175

73,816

21

Provision for income taxes

16,380

13,555

21

32,014

26,205

22

Net income

$

29,001

$

24,626

18

$

57,161

$

47,611

20

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=========

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Earnings per share:

Basic

$

0.59

$

0.50

 18

$

1.17

$

0.95

23

========

========

=========

========

Diluted

$

0.57

$

0.48

19

$

1.13

$

0.93

22

========

=========

=========

========

Weighted average shares:

Basic

49,529

49,689

--

48,825

49,874

(2)

Diluted

51,124

51,447

(1)

50,580

51,383

(2)

Ratio Analysis

Net sales:

Restaurant

74.6%

75.2%

76.8%

77.7%

Retail

25.3

24.7

23.1

22.2

Total net sales

99.9

99.9

99.9

99.9

Franchise fees and royalties

0.1

0.1

0.1

0.1

Total revenue

100.0

100.0

100.0

100.0

Cost of goods sold

34.8

33.8

33.6

32.6

Gross profit

65.2

66.2

66.4

67.4

Labor & other related expenses

35.8

36.4

36.4

37.1

Other store operating expenses

16.7

17.3

16.7

17.2

Store operating income

12.7

12.5

13.3

13.1

General and administrative

5.0

5.4

5.4

5.9

Operating income

7.7

7.1

7.9

7.2

Interest expense

0.3

0.3

0.4

0.4

Interest income

--

--

--

--

Pretax income

7.4

6.8

7.5

6.8

Provision for income taxes

2.7

2.4

2.7

2.4

Net income

4.7%

4.4%

4.8%

4.4%

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CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(In thousands)

   1/30/04

8/1/03

Assets

Cash and cash equivalents

$

40,810

$

14,389

Other current assets

153,407

161,670

Property and equipment, net

1,072,357

1,040,315

Goodwill

92,882

92,882

Other assets

19,975

17,067

Total assets

$

1,379,431

$

1,326,323

========

========

Liabilities and Stockholders’ Equity

Current liabilities

$

230,728

$

246,714

Long-term debt

182,406

186,730

Other long-term obligations

99,608

97,983

Stockholders’ equity

866,689

794,896

Total liabilities and stockholders’ equity

$

1,379,431

$

1,326,323

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CONSOLIDATED CONDENSED CASH FLOW STATEMENT

(Unaudited)

(In thousands)

Six Months Ended

1/30/04

1/31/03

Cash flow from operating activities:

Net income

$

57,161

$

47,611

Depreciation and amortization

30,929

32,524

Loss on disposition of property and equipment

972

 120

Accretion on zero-coupon notes

2,676

2,603

Net changes in other assets and liabilities

(15,146)

10,442

Net cash provided by operating activities

76,592

93,300

Cash flows from investing activities:

Purchase of property and equipment

(63,899)

(58,458)

Proceeds from sale of property and equipment

682

1,433

Net cash used in investing activities

(63,217)

(57,025)

Cash flows from financing activities:

Proceeds from issuance of long-term debt

130,000

207,100

Principal payments under long-term obligations

(137,049)

(202,138)

Deferred financing costs

(1)

(24)

Proceeds from exercise of stock options

43,768

20,202

Purchase and retirement of common stock

(18,299)

(53,868)

Dividends on common stock

(5,373)

(1,043)

Net cash provided by (used in) financing activities

13,046

(29,771)

Net increase in cash and cash equivalents

26,421

6,504

Cash and cash equivalents, beginning of period

14,389

15,074

Cash and cash equivalents, end of period

$

40,810

$

21,578

=======

=

========

CBRL GROUP, INC.

Supplemental Information

As of

As of

As of

1/30/04

8/1/03

1/31/03

Common shares outstanding

49,767,422

47,872,542

49,360,351

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========

Units in operation:

Cracker Barrel

488

480

466

Logan’s Roadhouse – company-owned

103

96

93

Total company-owned units

591

576

559

Logan’s Roadhouse – franchised

17

16

 12

System-wide units

608

592

571

========

=======

=======

Second Quarter Ended

Six Months Ended

Net sales in company-owned stores:

1/30/04

1/31/03

1/30/04

1/31/03

(In thousands)

Cracker Barrel – restaurant

$

378,880

$

355,347

$

762,191

$

716,014

Cracker Barrel – retail

155,313

139,315

274,752

242,832

Cracker Barrel – total

534,193

494,662

1,036,943

958,846

Logan’s Roadhouse

78,139

 68,177

151,348

131,252

Total net sales

612,332

562,839

1,188,291

1,090,098

Franchise fees and royalties

469

280

875

560

Total revenue

$

612,801

$

563,119

$

1,189,166

$

1,090,658

=========

=========

=========

=========

Operating weeks – company-owned stores:

Cracker Barrel

6,315

6,038

12,583

11,993

Logan’s Roadhouse

1,315

1,184

2,596

2,305

Average comparable store sales –

company-owned stores: (In thousands)

Cracker Barrel - restaurant

$

778.9

$

760.5

$

1,575.3

$

1,545.0

Cracker Barrel - retail

316.2

295.5

563.2

519.1

Cracker Barrel - total

$

1,095.1

$

1,056.0

$

2,138.5

$

2,064.1

=========

=========

=========

=========

Logan’s Roadhouse

$

756.9

$

727.1

$

1,484.8

$

1,442.7

=========

=========

=========

=========

Capitalized interest

$

164

$

120

$

288

$

241

=========

=========

=========

=========

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